UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

December 12, 2019
Date of Report (Date of earliest event reported)

NOVATION COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-22897	74-2830661
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9229 Ward Parkway, Suite 340, Kansas City, MO 64114

(Address of principal executive offices) (Zip Code)

(816) 237-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).                    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 12, 2019, Novation Companies, Inc. (the “Company”) held its 2019 annual meeting of shareholders (the “Annual Meeting”) and submitted the following matters to a vote of its shareholders:

1.	the election of five directors to serve until the Company’s 2020 annual meeting of shareholders and until their successors are duly elected and qualify;

2.	the ratification of the selection of Boulay PLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;

3.	a non-binding advisory resolution to approve the compensation of the Company’s named executive officers; and

4.	a non-binding advisory resolution to approve the frequency of shareholder advisory votes on executive compensation.

As of October 24, 2019, the record date of the Annual Meeting, 112,403,893 shares of the Company’s common stock were outstanding and eligible to vote.

Each of the matters submitted to a vote of the Company’s shareholders at the Annual Meeting was approved by the requisite vote of the Company’s shareholders. Set forth below is the number of votes for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter, including a separate tabulation with respect to each nominee for director, as applicable.

	For	Withheld	Broker Non-Votes
Proposal 1 – Election of Directors
Howard M. Amster	37,337,462	5,282,334	32,573,764
Howard Timothy Eriksen	37,051,320	5,568,476	32,573,764
Barry A. Igdaloff	37,340,431	5,279,365	32,573,764
Lee D. Keddie	36,592,611	6,027,185	32,573,764
David W. Pointer	37,263,956	5,355,840	32,573,764

	For	Against	Abstain	Broker Non-Votes
Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm	64,823,783	9,836,024	533,753	0

Proposal 3 – Advisory Vote on Executive Compensation	37,203,464	5,252,682	163,650	32,573,764

	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
Proposal 4 – Advisory Vote on Frequency of Advisory Vote on Executive Compensation	32,796,433	53,288	9,571,864	198,211	32,573,764

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVATION COMPANIES, INC.

DATE: December 13, 2019	/s/ David W. Pointer
David W. Pointer Chief Executive Officer